SCHEDULE 14A
	                            (Rule 14a-101)

	                        SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of
the Commission only (as
permitted by Rule 14a-
6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Exchange Act Rule 240.14a-11 or 14a-12

	Planet Zanett, Inc.
	(Name of Registrant as Specified In Its Charter)


	(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-
11.
	(1)	Title of each class of securities to which investment applies:
		_________________________________________

	(2)	Aggregate number of securities to which investment applies:
		 _________________________________________

	(3)	Per unit price or other underlying value of investment computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined.)
		 _________________________________________

	(4)	Proposed maximum aggregate value of investment:
		 _________________________________________

	(5)	Total Fee paid
		 _________________________________________

G	Fee paid previously with preliminary materials.

G	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:



	(2)	Form, Schedule or Registration Statement No.:



	(3)	Filing Party:



	(4)	Date Filed:




PLANET ZANETT, INC.
135 EAST 57TH STREET
NEW YORK, NY  10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on June 6, 2002

To Our Shareholders:

You are cordially invited to attend the annual meeting of shareholders (the "Shareholders' Meeting") of Planet Zanett, Inc. ("Planet Zanett") to be held at 135 East 57th Street, 15th Floor, New York, NY 10022 on Thursday, June 6, 2002, at 2:00 PM, local time, for the following purposes:

1.	To elect a Board of Directors.

2.	To approve and ratify the Planet Zanett, Inc. Incentive Stock Plan.

3.	To ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2002.

4.	To transact such other business as may properly come before the meeting.

These items of business are more fully described in the Proxy Statement following this Notice. Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 accompanies this Proxy Statement.

You must be a shareholder of record at the close of business on April 16, 2002 to vote at the Shareholders' Meeting or any adjournment or postponement thereof. Management welcomes your attendance at the Shareholders' Meeting. Your vote is important. Whether or not you expect to attend the Shareholders' Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. Your proxy will not affect your right to vote in person if you attend the Shareholders' Meeting.

							By Order of the Board of Directors

							/s/ Pierre-Georges Roy

							Pierre-Georges Roy
							Secretary
							April 29, 2002




TABLE OF CONTENTS

												Page
												----

VOTING AT THE ANNUAL MEETING
SOLICITATION OF PROXIES
PROPOSAL NO. 1 - ELECTION OF DIRECTORS
PROPOSAL NO. 2 - RATIFICATION OF THE PLANET ZANETT, INC.
	INCENTIVE STOCK PLAN
PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS CHANGE IN INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
AUDIT FEES
ALL OTHER FEES
SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
RELATED PARTY TRANSACTIONS
OTHER SHAREHOLDER MATTERS
OTHER BUSINESS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ADDITIONAL INFORMATION



PLANET ZANETT, INC.
135 East 57th Street
15th Floor
New York, NY  10022

	                   ------------------------------

	                          PROXY STATEMENT

	                   ------------------------------

The Board of Directors of Planet Zanett, Inc. ("Planet Zanett"), a Delaware corporation, solicits your proxy for use at the 2002 annual meeting of shareholders (the "Shareholders' Meeting"). This proxy statement contains information related to the Shareholders' Meeting of Planet Zanett to be held on June 6, 2002 at 2:00 p.m. local time at Planet Zanett's principal executive offices located at 135 East 57th Street, 15th Floor, New York, NY 10022 and at any postponements or adjournments of such meeting. This Proxy Statement and enclosed form of proxy were first sent to shareholders on or about April 29 2002.

References in this Proxy Statement to the "Company", "we", "us" and "our" refer to Planet Zanett, Inc.

VOTING AT THE ANNUAL MEETING

The Board of Directors has fixed the close of business on April 16, 2002 as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Shareholders' Meeting. As of the Record Date there were 26,456,449 shares of the Company's common stock ("Common Stock") issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Shareholders' Meeting. A complete list of stockholders entitled to vote at the Shareholders' Meeting will be available for inspection by any stockholder for any purpose relating to the Shareholders' Meeting for ten days prior to the meeting during ordinary business hours at Planet Zanett's executive offices.

The presence, in person or by properly executed proxy, of the holders of a majority of the Common Stock entitled to vote at the Shareholders' Meeting is necessary to constitute a quorum at the Shareholders' Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Shareholders' Meeting or any postponements or adjournments thereof.

Shares of Common Stock represented at the Shareholders' Meeting in person or by proxy will be counted for the purposes of determining whether a quorum is present at the Shareholders' Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Shareholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Abstentions, therefore, will have the same effect as votes against approval of the proposals set forth in this Proxy Statement. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Shareholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter.

The holders of Common Stock do not have cumulative voting rights in connection with the election of Directors. All shares of Common Stock that are entitled to vote and are represented at the Shareholders' Meeting by properly executed proxies received prior to or at the Shareholders' Meeting, and not revoked, will be voted at the Shareholders' Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the proposals set forth in this Proxy Statement.

There were no stockholder proposals submitted for the Shareholders' Meeting. The Board of Directors does not intend to bring any matter before the Shareholders' Meeting other than the matters specifically referred to in the notice of the Shareholders' Meeting, nor does the Board of Directors know of any other matter that anyone else proposes to present for action at the Shareholders' Meeting. However, if any other matter is properly brought before the Shareholders' Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Shareholders' Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Shareholders' Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

Enclosed herewith is a proxy card for use by holders of Planet Zanett's Common Stock. David M. McCarthy, the Company's Chief Executive Officer, will serve as your proxy for the Shareholders' Meeting. To vote by proxy, please complete, sign, date and return the enclosed proxy card. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of Common Stock represented at the Shareholders' Meeting by the enclosed proxy will be voted FOR each of the proposals set forth herein. If any other matters properly come before the Shareholders' Meeting, then your proxy will vote your shares in his discretion on such matters.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Planet Zanett, at or before the taking of a vote at the Shareholders' Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Planet Zanett before the taking of a vote at the Shareholders' Meeting or (iii) attending the Shareholders' Meeting and voting in person (although attendance at the Shareholders' Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Planet Zanett, Inc., 135 East 57th Street, 15th Floor, New York, NY 10022, Attention:
Secretary, or hand delivered to the Secretary of Planet Zanett at or before the taking of the vote at the Shareholders' Meeting.

SOLICITATION OF PROXIES

All expenses of Planet Zanett's solicitation of proxies for the Shareholders' Meeting will be borne by Planet Zanett. In addition to solicitation by use of the mails, proxies may be solicited from Planet Zanett shareholders by directors, officers and employees of Planet Zanett in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Planet Zanett reserves the right to retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Shareholders' Meeting, should the Board of Directors deem such action prudent. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Planet Zanett will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.



PROPOSAL No.1
ELECTION OF DIRECTORS

Directors will be elected at the Shareholders' Meeting to serve until the next annual meeting and until their successors are elected. The Board of Directors is currently composed of five Directors and the Board of Directors proposes to nominate the five persons listed below, all of whom are current directors. Set forth below is certain information concerning the nominees that is based on data furnished by them. With respect to each such person, such information includes his age, the period, if any, during which he has served as a Director of Planet Zanett and his principal occupation and employment during at least the past five years. In the absence of instructions to the contrary, shares represented by the proxy will be voted for election of all these nominees to the Board of Directors. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a Director if elected.
Should any nominee become unable or unwilling to accept his nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors.

Vote Required for Approval

The five Directors are required to be elected by a plurality of the votes cast as to the subject Board of Directors seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality and thus will have no effect on the outcome of the election of Directors.

The Board of Directors unanimously recommends a vote FOR all of the nominees listed below.

The following persons have been nominated for election as Directors by the Board of Directors:


Name and Age
Principal Occupation During Past Five Years and Other Information

Claudio M. Guazzoni, 39 - Served as Director Since October 2000

Mr. Guazzoni has served as President of Planet Zanett, Inc. since he co-founded the Company in 2000. Prior to such time, he had co-founded The Zanett Securities Corporation in 1993, of which he is still President. At The Zanett Securities Corporation, Mr. Guazzoni was instrumental in the success and initial public offering of a number of young technology companies, including YouthStream Media, Inc., Robotic Vision Systems, Inc., SmartServ Online, and FiberNet Telecom Group. Mr. Guazzoni serves as a director of Smartserv Online, an online information services company based in Stamford, Connecticut.

David M. McCarthy, 40 - Served as Director Since October 2000

Mr. McCarthy has served as Chief Executive Officer of Planet Zanett, Inc.
 since he co-founded the Company in 2000. Prior to such time he had co-founded The Zanett Securities Corporation in 1993, of which he is still Vice President and Chairman. At The Zanett Securities Corporation,
Mr. McCarthy manages and supervises the executive and administrative staff, as well as all investment and banking activities.


L. Scott Perry, 54 - Served as Director Since March 2001

Mr. Perry was with AT&T Corporation from January 1997 until his retirement in January 2002. During this period, he served as Vice President - Advanced Platform Systems from January 1997 to May 1998, Vice President - Strategy and Alliances from May 1998 to December 1999 and Vice President of Strategy & Business Development from January 2000 until his retirement. In these roles, he was responsible for building and refining the business strategy of AT&T and leading the development of growth plans which included close and effective relationships with other computer and networking product and service firms. Mr. Perry and his team led AT&T Corporation's 1998 acquisition of IBM's Global Network business.

Before joining AT&T, Mr. Perry was with IBM for almost sixteen years. During that time he held a number of marketing and sales executive positions, culminating in his last assignment as General Manager, Academic Computing Information Systems, an independent business unit with responsibility for strategy, development, marketing and support of information systems to the higher education marketplace.

Mr. Perry is on the board of directors and is the past Chairman of the Information Technology Association of America (ITAA), an association of software and services firms. He serves on the following Boards of Directors:
Junior Achievement of New York, INEA, a private financial planning software company based in Toronto, Canada, Smartserv Online, an online information services company based in Stamford, Connecticut, and AONET, a networking services startup in Santa Clara, California. He also is a member of the Cornell University Engineering College Advisory Council and serves on the Network Planning and Policy Advisory Council for UCAID (the University Corporation for Advanced Internet Development) - which runs the Internet2.

Dr. Andrew N. Schiff, 36 - Served as Director Since October 2000

Dr. Schiff has been an associate with Perseus-Soros Biopharmaceutical
Fund, LP. since 1999. Prior to such time, Dr. Schiff practiced internal medicine at The New York Presbyterian Hospital and served as an Assistant Professor of Medicine for 10 years. In addition, he has also has been a partner of a small, family run investment fund, Kuhn, Loeb & Co., as well as a consultant for Northwood Ventures, a Long Island, New York based venture group. In these capacities, he has been responsible for generating deal flow, evaluating investment potential of numerous opportunities in the life science and technology areas, and raising additional financing for portfolio companies.

Mohan M. Trikha, 57 - Served as Director Since October 2000

Mr. Trikha is the President and Chief Executive Officer of InfoDream, which he joined in October 2000. Prior to joining InfoDream, Mr. Trikha was Vice President and General Manager of Strategy and Planning for Xerox Corporation's Internet and Software Solutions division from 1998 to 2000, where he played an important role in building the company's new generation of online services and solutions. Prior to such time he was Founder and Chief Executive Officer of InXight Software, an independent company funded by Xerox, from 1996 to 1998 and held several senior-level positions with divisions of Xerox Corporation and IBM. Mr. Trikha is on InfoDream's Board of Directors and sits on the Boards of iValue Hub, Abeona Networks, Crystal Software, and is an Executive Board Member of T.I.E., a professional organization for entrepreneurs.


Information About the Board of Directors and Committees of the Board of Directors


In March 2001, the Board of Directors established an Audit Committee, which is composed of two non-employee independent directors. The Audit Committee, which has adopted a formal charter, a copy of which was attached to Planet Zanett's 2001 Proxy Statement, assists the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's accounting, auditing, and reporting practices. The members of the Audit Committee are Mr. Trikha and Dr. Schiff. Since its inception, the Audit Committee conducted one meeting on April 9, 2002 to review and discuss the 2001 financial statements with management and the Company's independent auditors.

Except for the Audit Committee, the Board of Directors has not established any other Board committees.

During the last fiscal year, the Board of Directors held two meetings. The Board of Directors acted several times by unanimous written consent in lieu of a meeting as permitted by Delaware law. Each director attended at least 75% of the meetings of the Board and committees on which he served.

Compensation of Directors

We do not pay fees to any of our directors. In November 2001, the Board of Directors granted each non-employee director an option under the Planet Zanett, Inc. Incentive Stock Plan to purchase up to 100,000 shares of our Common Stock with an exercise price of $2.00 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of three dates as follows: Dr. Schiff's shares vest one third each on December 31, 2001, 2002 and 2003; Mr. Trikha's shares vest one third each on March 1, 2002, 2003 and 2004; Mr. Perry's shares vest one third each on August 1, 2002, 2003 and 2004. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter all vested shares are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, except as otherwise provided in such agreement.



PROPOSAL No. 2
APPROVAL AND RATIFICATION OF THE PLANET ZANETT, INC. INCENTIVE STOCK PLAN

The Board of Directors has, subject to the approval and ratification by the shareholders, adopted the Planet Zanett, Inc. Incentive Stock Plan (the "Stock Plan") effective September 1, 2001. The Stock Plan was adopted to encourage participation in the ownership of the Company by employees, directors and consultants who render services to the Company. The Stock Plan provides for the grant of incentive stock options, non-qualified stock options, stock awards, stock appreciation rights and direct purchases of common stock (collectively "Stock Rights"). The Board of Directors and management of the Company believe that the grant of Stock Rights will be a significant factor in the Company's growth and its ability to attract, retain and motivate qualified employees, directors and consultants. The Stock Plan gives broad powers to the Board of Directors to administer or to appoint a committee to administer, interpret and implement the Stock Plan, including authority to determine the terms and conditions for all grants of Stock Rights. The full text of the Stock Plan is attached as Appendix A to this proxy statement. The following description of the Stock Plan is intended merely as a summary of its principal features and is qualified in its entirety by reference to the Stock Plan itself.

NUMBER OF SHARES - The maximum number of shares of Common Stock issuable under the Stock Plan initially is 5,000,000.

ADMINISTRATION - The Stock Plan will be administered by the Board of Directors of the Company or a committee thereof comprised of at least two non-officer members of the Board of Directors.

ELIGIBILITY - Only employees of the Company and related subsidiaries are eligible to receive incentive stock options (ISO's). Additionally, employees, non-employee members of the Board of Directors and non-employee consultants, agents or independent contractors to the Company or one of its related subsidiaries are eligible to receive non-qualified stock options, stock awards, stock appreciation rights and authorizations to make purchases. The Company has approximately 35 employees eligible to receive ISO's under the Stock Plan.

TERM - The Stock Plan by its term has no expiration date. All Stock Rights issued under the Stock Plan shall expire on the date determined by the Board of Directors and specified in the Stock Right agreement. The term of options granted under the Stock Plan may not extend more than ten years from the grant date.

ADJUSTMENTS IN SHARES; CERTAIN CORPORATE TRANSACTIONS - If any change occurs in the shares of Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure, appropriate adjustments in the Stock Plan and outstanding Stock Rights will be made. In the event of any such changes, adjustments will include, where appropriate, changes in the aggregate number of shares subject to the Stock Plan, the number of shares and price per share subject to the outstanding Stock Rights and the amount payable upon exercise of outstanding Stock Rights, in order to prevent dilution or enlargement of the Stock Rights.

TAX WITHHOLDING REQUIREMENTS - The Company may take such actions as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole responsibility of the grantee under the plan, are withheld or collected from the grantee. At the sole discretion of the Board of Directors, the grantee may be permitted to satisfy any tax obligation by remitting to the Company shares of Common Stock delivered under the Stock Right.

Vote Required for Approval

The proposal to approve and ratify the adoption of the Stock Plan requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Shareholders' Meeting for its approval. Abstentions may be specified on the proposal and will be considered present at the Shareholders' Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares of Common Stock present at the Shareholders' Meeting is required to approve the proposal. Broker non-votes will not be voted or have any effect on this Proposal No.2.

The Board of Directors unanimously recommends a vote FOR Proposal No.2.


PROPOSAL No. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation by the Audit Committee, the Board of Directors has, subject to the ratification by the shareholders, appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of Planet Zanett for the fiscal year ending December 31, 2002. Deloitte & Touche LLP audited the consolidated financial statements of Planet Zanett for the fiscal year ended December 31, 2001. Representatives of Deloitte & Touche LLP will be present at the Shareholders' Meeting and will have the opportunity to make a statement if they desire to do so and will be available to answer any appropriate questions.

Vote Required for Approval

The proposal to ratify the appointment of Deloitte & Touche LLP requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Shareholders' Meeting for its approval. Abstentions may be specified on the proposal and will be considered present at the Shareholders' Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares of Common Stock present at the Shareholders' Meeting is required to approve the proposal. Broker non-votes will not be voted or have any effect on Proposal No.3.

The Board of Directors unanimously recommends a vote FOR Proposal No. 3.


CHANGE IN INDEPENDENT AUDITORS

On March 8, 2001, the Board of Directors of the Company, together with the principals of McEnerney, Brady & Company LLC ("MBC"), the principal accountant previously engaged to audit the Company's financial statements, mutually agreed that MBC would voluntarily withdraw from the engagement as of that date. Neither of the reports provided by MBC for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent period, there were no disagreements with the former accountant on any matter of accounting principles or practices,financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On March 8, 2001, the Board of Directors of the Company approved the engagement of BDO Seidman, LLP ("BDO Seidman") as the principal accountant to audit the Company's financial statements. During the Company's two most recent fiscal years and the subsequent period prior to such appointment, the Company has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

On August 6, 2001, we notified BDO Seidman that they would no longer be engaged as our auditors. This change of auditors was approved by our Audit Committee and by the Board of Directors. No report provided by BDO Seidman for the two fiscal years ended December 31, 2000 and 1999 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two fiscal years ended December 31, 2000 and 1999 and the subsequent period, there were no disagreements with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to BDO Seidman's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with the audit of the fiscal year ended December 31, 2000 BDO Seidman advised the registrant of deficiencies in internal accounting controls due in large part to a lack of financial reporting and accounting expertise. Since completion of the audit the Company hired a chief financial officer and believes these deficiencies have been remedied.

On August 6, 2001, the Board of Directors of the Company approved the engagement of Deloitte & Touche LLP ("Deloitte & Touche") as the new principal accountant to audit the Company's financial statements as of and for the year ended December 31, 2001. Deloitte & Touche was subsequently engaged to audit the Company's financial statements for the year ended December 31, 2000. During the Company's two most recent fiscal years and the subsequent period prior to such engagement, the Company had not consulted Deloitte & Touche nor had Deloitte & Touche provided any advice regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company's consolidated financial statements for the year ended December 31, 2001.

The Audit Committee has reviewed and discussed the Company's consolidated financial statements with management and is satisfied that the internal control system is adequate and that the Company employs appropriate accounting policies and procedures.

At a meeting held on April 9, 2002, the Audit Committee discussed with management and the Company's independent auditors, Deloitte & Touche, the consolidated financial statements for the years ended December 31, 2001 and 2000. This meeting included discussion with Deloitte & Touche of matters relating to the auditors' judgments about the acceptability and quality of the Company's accounting principles, as applied in its financial reporting, as required by Statement of Auditing Standards No. 61, "Communications with Audit Committees." Deloitte & Touche has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. The Audit Committee has received and discussed with Deloitte & Touche its written disclosures as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

Based on the Audit Committee's review and discussions described above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Members of the Audit Committee of the Board of Directors

Dr. Andrew Schiff
Mohan M. Trikha




AUDIT FEES

The aggregate fees for professional services rendered by Deloitte & Touche in connection with their audit of Planet Zanett's consolidated financial statements for the years ended December 31, 2001 and 2000 and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-QSB were approximately $103,000.

ALL OTHER FEES

There were no professional services rendered by Deloitte & Touche in 2001 relating to the financial information systems design and implementation. The aggregate fees for all other services rendered by Deloitte & Touche in 2001 was approximately $128,700 and can be sub-categorized as follows:

Attestation Fees - The aggregate fees for attestation services rendered by Deloitte & Touche for matters such as due diligence pertaining to acquisitions and consultation on accounting standards or transactions and audits of acquired entities was approximately $99,200.

Other Fees - The aggregate fees for all other services, primarily tax planning and compliance, rendered by Deloitte & Touche in 2001 was approximately $29,500.




SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table shows, as of March 31, 2002, the Common Stock owned beneficially by (i) each Director of the Company, (ii) each Executive Officer, (iii) all Directors and Executive Officers as a group, and (iv) each person known by the Company to be the "beneficial owner" of more than five percent (5%) of such Common Stock. Each of the shareholders listed has sole voting and investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated.

                      Beneficial Ownership of Common Stock
                      ------------------------------------

Name and address of                 Number of Shares         Percentage
Beneficial Owner                    Beneficially Owned (1)  of Class (1)
------------------------            --------------------    ------------

Claudio Guazzoni                           7,454,111             28.2%
President

David McCarthy                             7,669,111             29.0%
Chief Executive Officer

Jack M. Rapport                              549,397              2.1%
Chief Financial Officer

Pierre-Georges Roy                           500,000              1.9%
Chief Legal Officer

Andrew Schiff                                 33,333 (2)          0.1%
Director

Mohan Trikha                                  33,333 (3)          0.1%
Director

L. Scott Perry                                   -   (4)          0.0%
Director

Bruno Guazzoni                             6,523,118             24.7%

All Directors and Executive Officers      16,239,285 (5)         61.4%
as a Group (7 persons)

(1) Based upon 26,456,449 shares of common stock issued and outstanding as of March 31, 2002, calculated in accordance with Rule 13d-3 of the Exchange Act. It also includes shares owned by (i) a spouse, minor children or by relatives sharing the same home, (ii) entities owned or controlled by the named person and (iii) other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, shares are owned of record and beneficially by the named person. The address for all persons listed in the above table is c/o Planet Zanett, Inc., 135
East 57th Street, New York, NY 10022.

(2) On November 17, 2001, Dr. Schiff was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $2.00 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of December 31, 2001, 2002 and 2003. Therefore, at March 31, 2002, Dr.
Schiff had the right under these options to purchase 33,333 of vested shares, which represents 0.1% of the fully diluted outstanding shares, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter all vested shares are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, except as otherwise provided in such agreement.

(3) On November 17, 2001, Mr. Trikha was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $2.00 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of March 1, 2002, 2003 and 2004. At March 31, 2002, Mr. Trikha had the right under these options to purchase 33,333 of vested shares, which represents 0.1% of the fully diluted outstanding shares, as presented in the table above. Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, except as otherwise provided in such agreement.

(4) On November 17, 2001, Mr. Perry was issued options to purchase 100,000 shares of the Company's Common Stock with an exercise price of $2.00 per share. These options are exercisable immediately but the underlying shares are initially unvested, with vesting to occur ratably on each of August 1, 2002, 2003 and 2004. At March 31, 2002, Mr. Perry did not have any options to purchase shares that would vest within the next 60 days; therefore, no ownership percentage was reported as of such date.
Any shares obtained through the exercise of these options are subject to a repurchase feature until vested and thereafter are subject to a lock-up agreement that precludes the sale of the shares until November 16, 2006, except as otherwise provided in such agreement.

(5)   See notes (2), (3) and (4) above.


EXECUTIVE OFFICERS

The Company has four executive officers. Biographical information for David M. McCarthy, Chief Executive Officer, and Claudio M. Guazzoni, President, is included in Proposal 1 - Election of Directors. Biographical information for the remaining executive officers is presented below.

Jack M. Rapport, 50 - Mr. Rapport has served as the Chief Financial Officer of Planet Zanett, Inc. since April 2001. Prior to such time, Mr. Rapport served as the interim Chief Financial Officer of Adept, Inc. and then the Vice President of Corporate Development for Coriva, Inc., a wholly-owned subsidiary of Adept, Inc., since early 2000. From 1998 to early 2000, Mr. Rapport was self employed, serving as President and Chief Executive Officer of Whitehall Capital Associates, Ltd., a healthcare receivable management and finance company, in 1998 and Wyndham Capital Management, Ltd., a commercial finance consulting firm, in 1999. From 1995 to 1997, Mr. Rapport was the Executive Vice President and Chief Financial Officer of The Pharmacy Fund, Inc., a healthcare receivable management and finance company. In total, Mr. Rapport has over twenty eight years of financial and business experience in both public and private corporate settings including: Bank of America, Manufacturers Hanover Trust Co. and Blue Cross and Blue Shield of Maryland.

Pierre-Georges Roy, 36 - Mr. Roy has served as the Chief Legal Officer and Secretary of Planet Zanett, Inc. since 2001. Prior to such time, Mr. Roy was the practice leader in telecom corporate finance group with Clifford Chance, the world's largest law firm, from 1997 to 2000 and later served as Vice President - Corporate Development and General Counsel for Openstream, Inc., a software developer of wireless applications from 2000 to 2001 and.


Employment Agreements

The Company has employment agreements with two officers of the Company. Mssrs. McCarthy and Guazzoni, as follows:

Mr. McCarthy has a two-year employment agreement that will be renewed for successive annual terms until canceled by the Company or the officer. Compensation will be determined by the officer and the Company on an annual basis and may consist of a combination of cash compensation and grants of incentive stock options. For the years ended December 31, 2001 and 2000, the Company agreed to a base annual compensation of $95,000.

Mr. Guazzoni has a two-year employment agreement that will be renewed for successive annual terms until canceled by the Company or the officer. Compensation will be determined by the officer and the Company on an annual basis and may consist of a combination of cash compensation and grants of incentive stock options. For the years ended December 31, 2001 and 2000, the Company agreed to a base annual compensation of $95,000.


EXECUTIVE COMPENSATION

During the fiscal year ended December 31, 2001, officers and directors received compensation for services provided to the Company, as detailed in the table below.


						Annual Compensation      Long Term Compensation
												Other			Restricted		Securities
												Annual		Stock			Underlying		All Other
					  Year	 Salary		Bonus		Compensation	Awards		Options		Compensation
David M. McCarthy			  2001	 $      - (1) 	$  - 		$       - 		$       - 		       - 		$       -
Chief Executive Officer		  2000	 $      - (1) 	$  - 		$       - 		$       - 		       - 		$       -

Claudio M. Guazzoni		  2001	 $      - (1) 	$  - 		$       - 		$       - 		       - 		$       -
President				  2000	 $      - (1) 	$  - 		$       - 		$       - 		       - 		$       -

Jack M. Rapport			  2001	 $ 65,909 		$  - 		$       - 		$ 519,397 		       - 		$       -
Chief Financial Officer		  2000	 $      - 		$  - 		$       - 		$       - 		       - 		$       -

Pierre-Georges Roy		  2001	 $ 31,667 		$  - 		$       - 		$  50,000 		       - 		$       -
General Counsel and Secretary	  2000	 $      - 		$  - 		$       - 		$       - 		       - 		$       -



(1) Messrs. David McCarthy and Claudio Guazzoni received no cash compensation in 2001 or 2000. Each officer contributed his full salary of $95,000 in 2001 and $23,750 in 2000 back to the Company, without recourse.

Stock Options Granted During Fiscal Year Ended December 31, 2001

The Company's Board of Directors adopted the Stock Plan effective September 1, 2001, as discussed above in Proposal No. 2. Under the Stock Plan, the Company issued options to purchase 300,000 shares of the Company's common stock to outside members of the Board of Directors. Also, as part of the Company's acquisition of Back Bay Technologies, Inc. ("BBT") on December 7, 2001, the Company exchanged outstanding employee options to purchase shares of BBT common stock for options to purchase 476,088 shares of the Company's Common Stock.

There is no understanding between the Company and any of its present shareholders regarding the sale of a portion or all of the Common Stock currently held by them in connection with any future participation by the Company in a business. There are no other plans, understandings, or arrangements whereby any of the Company's officers, directors, or principal shareholders, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with the Company's participation in a business. Members of Planet Zanett's Board of Directors receive no cash compensation for their service as directors.

RELATED PARTY TRANSACTIONS

During 2001, the Company engaged in certain transactions with related parties as described below. Except as provided below, there were no proposed transactions and no transactions during 2001 to which the Company was a party and in which any officer, director, or principal shareholder, or their affiliates or associates, was also a party.

In March 2001, the Company advanced $100,000 to InfoDream Corporation ("InfoDream"), and in November 2001, the Company advanced an additional $60,000 to InfoDream, all of which is expected to be converted into preferred stock of Infodream in 2002. Mr. Mohan Trikha, a director of the Company, is the President and Chief Operating Officer and a shareholder of InfoDream.

In December 2001, Mr. Bruno Guazzoni loaned the Company $1,500,000 in exchange for a promissory note that matures in December 2004 and bears interest at 11% payable in cash on a quarterly basis. Mr. Guazzoni is a principal shareholder of the Company and the uncle of Mr. Claudio Guazzoni, the Company's President.


OTHER SHAREHOLDER MATTERS

Shareholder Proposals and Nominations of Directors for Planet Zanett's Next Annual Meeting of Shareholders

Any shareholder who intends to present a proposal for consideration at Planet Zanett's next annual meeting of shareholders intended to occur on or about June 5, 2003 must submit his proposal to Planet Zanett on or before December 31, 2002 in order to have Planet Zanett consider the inclusion of such proposal in Planet Zanett's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made. A notice of a stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act is considered untimely after March 15, 2003 and Planet Zanett's proxy for its 2003 annual meeting of stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.

Nominations for election to the Board of Directors at Planet Zanett's next annual meeting may be made only in writing by a shareholder entitled to vote at such annual meeting and must be addressed to the Secretary, Planet Zanett, Inc., 135 East 57th Street, 15th Floor, New York, NY 10022 who will forward such information to the Board of Directors. Nominations must be received by the Secretary on or before December 31, 2002 and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

OTHER BUSINESS

The Board of Directors is not aware of any other matters that may be brought before the Shareholders' Meeting. If other matters not now known come before the Shareholders' Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Planet Zanett's directors, certain of its officers and persons who own more than ten percent (10%) of Planet Zanett's Common Stock (collectively the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish Planet Zanett with copies of these reports.

Based on the Company's records and other information, the Company believes that all filing requirements with the Securities and Exchange Commission applicable to its directors and executive officers were complied with for 2001, except that the Annual Statement of Beneficial Ownership of Securities on Form 5 for the following individuals were not filed within 45 days following the end of the Company's 2001 fiscal year: Mr. L. Scott Perry, Director; Dr. Andrew Schiff, Director; and Mr. Mohan Trikha, Director. Such reports have since been filed.


ADDITIONAL INFORMATION

A copy of Planet Zanett's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, which contains copies of the Company's audited financial statements, accompanies this Proxy Statement. The annual report shall not be deemed proxy solicitation material. Planet Zanett will furnish to any shareholder, without charge, upon written or oral request, any other documents filed by Planet Zanett pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Requests for such documents should be addressed to Pierre-Georges Roy, Secretary, Planet Zanett, Inc., 135 East 57th Street, 15th Floor, New York, NY 10022, telephone number (212) 980-4600. Documents filed by Planet Zanett pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's (the "SEC") Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), which is publicly available through the SEC's Web site (http://www.sec.gov).



New York, NY				By Order of the Board of Directors,
April 29, 2002
/ s / Pierre-Georges Roy

						Pierre-Georges Roy, Secretary






APPENDIX A - PLANET ZANETT, INC. INCENTIVE STOCK PLAN

                               ZANETT STOCK PLAN

                     Planet Zanett, Inc. and Subsidiaries


                               135 E. 57th Street
                                   15th Floor
                               New York, NY 10022

                      ZANETT INCENTIVE STOCK OPTION PLAN

Introduction

The purpose of the Planet Zanett, Inc. Incentive Stock Plan (the
"Plan") is to encourage employees and directors of, and consultants to, Planet Zanett, Inc. (the "Company") and of any eligible present or future subsidiaries of Zanett (each, a "related sub" and together with the Company, the "Zanett Group") and other individuals who render services to the Zanett Group, by providing opportunities to participate in the ownership of the Company and its future growth through

(a)	the grant of options which may qualify as "incentive stock
options" under Section 422 of the Internal Revenue Code of
1986, as amended (the "Code") (each such option, an "ISO");
(b)	the grant of options which do not qualify as "incentive stock options" under Section 422 of the Code, (each such non-
qualified option, a "NQO");
(c)	awards of stock in the Company (each, an "Award");
(d)	stock appreciation rights ("SARs"), and
(e)	opportunities to make direct purchases of stock in the Company
(each, a "Purchase").

ISOs, NQOs, Awards, SARs and authorizations to make Purchases are collectively referred to as "Stock Rights". ISOs and NQOs are collectively referred to as "Options". Recipients of Stock Rights are referred to as "Grantees".

The Board of Directors of the Company believes that the grant of Stock
Rights will be a significant factor in the growth and success of the Company and will help it attract, retain and motivate qualified employees, directors,
consultants and advisers.   The Board of Directors further believes that
Stock Rights provide a strong incentive to employees and directors of the Company to put forth their best efforts to ensure the Company's success and, additionally, that Stock Rights are a means of rewarding individuals without depleting the cash resources of the Company.

Summary Description

All employees (including officers and directors) of the Company (and any related sub) and non-employee directors, consultants and independent contractors providing services to the Company (or any subsidiaries) are eligible to receive Stock Rights under the Plan. The Plan is not subject to the Employee Retirement Income Security Act of 1974. The Plan permits the granting of Stock Rights to employees and non-employee officers, directors and agents of the Company in the form of ISOs, NQOs, Awards, SARs and Purchases. It is administered by the Board of Directors or by a committee appointed by the Board of Directors.

The Plan gives broad powers to the Board or Committee to administer and interpret the Plan, including the authority to select the individuals to be granted Stock Rights, and to prescribe the particular form and conditions of each Stock Right granted.


Certain Tax Matters

Currently, the Board of Directors does not contemplate that Stock
Rights granted under the Plan shall be in the form of ISOs - incentive stock options - meeting the requirements of Section 422 of the Code, but rather it contemplates that Options granted hereunder will consist of non-qualified options that do not meet the requirements of Section 422. Upon exercising a non-qualified stock option, the Grantee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock of the Company acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequence to aGrantee upon a disposition of shares acquired through the exercise of an Option will depend upon how long the shares have been held. Generally, there will be no tax consequence to the Company in connection with disposition of shares acquired under a NQO, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied. In general, the tax consequences to the Company and to recipients of Stock Rights other than ISO's or NQO's (such as an Award of restricted stock) will be governed by principles relating to transfer of property in consideration of services, including Section 83 of the Code.


                                ZANETT STOCK PLAN


Section 1.  Purpose of Plan
Section 2.  Stock Subject to Plan
Section 3.  Administration of the Plan
Section 4.  Eligibility
Section 5.  Price
Section 6.  Term
Section 7.  Exercise of Stock Right
Section 8.  Additional Restrictions
Section 9.  Alternative Stock Appreciation Rights
Section 10. Ten Percent Shareholder Rule
Section 11. Non-Transferability
Section 12. Restricted Stock Awards
Section 13. Performance Awards
Section 14. Dilution or Other Adjustments
Section 15. Amendment or Discontinuance of Plan
Section 16. Time of Granting
Section 17. Income Tax Withholding and Tax Bonuses
Section 18. Effective Date and Termination of Plan
Section 19. Governing Law

                               ZANETT STOCK PLAN

1. Purpose of Plan

This Plan shall be known as the "ZANETT STOCK PLAN" and is hereinafter referred to as the "Plan".


The purpose of the Planet Zanett, Inc. Incentive Stock Plan (the
"Plan") is to encourage employees and directors of, and consultants to, Planet Zanett, Inc. (the "Company") and of any eligible present or future subsidiaries of Zanett (each, a "related sub" and together with the Company, the "Zanett Group") and other individuals who render services to the Zanett Group to put forth their best efforts to help the Company succeed, by providing opportunities to participate in its ownership and future growth through:

(a)	the grant of options which may qualify as "incentive stock
options" under Section 422 of the Internal Revenue Code of
1986, as amended (the "Code") (each such option, an "ISO");
(b)	the grant of options which do not qualify as "incentive stock options" under Section 422 of the Code, (each such non-
qualified option, a "NQO");
(c)	awards of stocks in the Company (each, an "Award");
(d)	stock appreciation rights ("SARs"), and
(e)	opportunities to make direct purchases of stock in the Company
(each, a "Purchase").

ISOs, NQOs, Awards, SARs and authorization to make Purchases are collectively referred to as "Stock Rights". ISOs and NQOs are collectively referred to as "Options". Recipients of Stock Rights are referred to as "Grantees".


Currently, the Board of Directors does not contemplate that Stock Rights granted hereunder shall be in the form of ISOs - incentive stock options - meeting the requirements of Section 422 of the Code, but rather it contemplates that Options will be non-qualified options that do not meet the requirements of Section 422.

2. Stock Subject to Plan

Subject to the provisions of Section 14 hereof, the stock to be subject to Stock Rights under the Plan shall be the authorized shares of Common Stock of the Company, $.001 par value (the "Common Shares"). Such shares may be either authorized but un-issued shares, or issued shares, which have been reacquired by the Company. The maximum number of Common Shares on which Stock Rights may be granted under this Plan shall be 5,00,000, subject to adjustment as provided in Section 14 hereof.

If a Stock Right under the Plan expires, terminates or is unexercised for any reason with respect to any Common Shares, such shares shall again be available for Stock Rights thereafter granted during the term of the Plan.


3.  Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Company or a committee thereof (the "Committee"), subject to the provisions of Section 3(b) hereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. If no committee is appointed by the Board, the Committee shall be comprised of all of the members of the Board of Directors.

(b) Notwithstanding, Section 3(a) hereof, all Stock Rights granted under this Plan to officers, directors and others who are subject to Section 16 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder ("Section 16 Regulations"), shall be made exclusively by a committee (the "Disinterested Committee") comprised of at least two members of the Board of Directors who qualify as "disinterested" plan administrators under Section 16 Regulations, or whose administration otherwise qualifies transactions under the Plan as exempt from Section 16(b) of the 1934 Act. All references hereinafter to the "Committee" shall mean the "Disinterested Committee" if the action to be taken in administration of the Plan must be taken by the Disinterested Committee.

(c) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each Stock Right, (ii) to determine the persons to whom and the time or times at which such Stock Right shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of a Stock Right, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each Stock Right, (v) to accelerate the time at which all or any part of a Stock Right may be exercised, (vi) to amend or modify the terms of any Stock Right with the consent of the Grantee,
(vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each Stock Right agreement under the Plan (which agreements need not be identical), including the designation of any options intended to be ISOs, and
(x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 15 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

(d) The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of a Stock Right shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business, as it shall deem advisable.

4. Eligibility

ISOs may only be granted under this Plan to any employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its related subs. Full or part-time employees, non-employee members of the Board of Directors, and non-employee consultants, agents or independent contractors to the Company or one of its related subs shall be eligible to receive NQOs, SARs, Awards and authorizations to make Purchases; provided, however, that no member of the Disinterested Committee shall act upon the granting to him/herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken
with respect to the granting of Stock Rights to such member.   In determining
the persons to whom Stock Rights shall be granted and the number of Common Shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted a Stock Right under this Plan may be granted additional Stock Rights under the Plan if the Committee shall so determine; provided, however, that for ISOs, to the extent the aggregate fair market value (determined at the time the ISO is granted) of the Common Shares with respect to which all ISOs are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as incentive stock options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its related subs or affect, in any way, the right of the Company or any of its related subs to terminate his or her employment at the time.

5. Price

The option price for all ISOs granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan that do not qualify as ISOs, and, if applicable, the purchase price for all Awards or other Stock Rights shall also be determined by the Committee and may be other than 100% of the fair market value of the Common Shares. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any Stock Right hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6. Term

Each Stock Right and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Stock Right agreement. The Committee shall be under no duty to provide terms of like duration for Stock Rights granted under the Plan, but the term of an Option may not extend more than ten (10) years from the date of grant of such option.

7. Exercise of Stock Right

(a) The Committee shall have full and complete authority to determine whether a Stock Right will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the Stock Right as the Committee may determine and specify in the Stock Right agreement.

(b) The exercise of any Stock Right granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

(c) A Stock Right holder electing to exercise his/her Stock Rights shall give written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate from time to time.
Such notice shall identify the Stock Right being exercised and specify the number of Common Shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment for such shares shall be made to the Company either (a) in United States dollars in cash or check, or, (b) at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares already owned by the holder having a fair market value as of the date of grant equal to the cash exercise price of the Stock Rights or (ii) a combination of cash and such shares, or (c) at the discretion of the Company and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Shares acquired upon exercise of the Stock Rights and an authorization to the broker or selling agent to pay that amount to the Company, or (d) at the discretion of the Company, by any combination of (a), (b) and (c) above. Until such person has been issued the Common Shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8. Additional Restrictions

The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the Stock Rights granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the holder's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such Stock Rights.

9. Alternative Stock Appreciation Rights

(a) Grant. At the time of grant of a Stock Right under the Plan (or at any other time), the Committee, in its discretion, may grant a "Stock Appreciation Right" evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

(b) Exercise. A SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his/her SAR as to the number of Common Shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one Common Share on the date of exercise over the per share exercise price at the time of the grant of such SAR, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Common Shares shall be determined as provided in Section 5 herein.

10. Ten Percent Shareholder Rule

Notwithstanding any other provision in the Plan, if at the time an Option is granted pursuant to the Plan the Grantee owns directly or indirectly (within the meaning of Section 425(d) of the Code) Common Shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any ISO to be granted to such Grantee pursuant to the Plan shall satisfy the requirements of Section 422(c)(6) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares determined as described herein, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

11. Non-Transferability

Except as otherwise provided in a Stock Right agreement, no Stock Right granted under the Plan shall be transferable by a GGrantee, otherwise than by will or the laws of descent or distribution, and during the lifetime of a GranteeGrantee, the Stock Right shall be exercisable only by such GranteeGrantee.

12. Restricted Stock Awards

(a) The Committee may grant Awards of Common Shares subject to forfeiture and transfer restrictions. Any restricted stock Award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

(b) Grant of Restricted Stock Awards. Each restricted stock Award made under the Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such Award, such as a period of time during which the Grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Common Shares covered by the Award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock Awards.

(c) Delivery of Common Shares and Restrictions. At the time of a restricted stock Award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the Grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the GGrantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The Grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, and the Committee shall generally impose certain restrictions including the following: (i) the Grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the Grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the Grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

(d) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock Award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the Grantee or his/her beneficiary or estate, as the case may be.

13. Performance Awards

The Committee is further authorized to grant Performance Awards.
Subject to the terms of this Plan and any applicable Award agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Common Shares of the Company (including, without limitation. restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance Awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made by the Company under any Performance Award shall be determined by the Committee.

14. Dilution or Other Adjustments

If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding Stock Rights shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding Stock Rights and the amount payable upon exercise of outstanding Awards, in order to prevent dilution or enlargement of Stock Rights.

15. Amendment or Discontinuance of Plan

The Board of Directors may amend or discontinue the Plan at any time.
Subject to the provisions of Section 14 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under
Section 5, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any Stock Right theretofore granted under the Plan without the consent of the holder of such Stock Right.

16. Time of Granting

Stock Rights may be granted under the Plan at any time on or after September 1, 2001and prior to January 1, 2011. The date of a grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Rights.

17. Income Tax Withholding and Tax Bonuses

(a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Grantee under the Plan, are withheld or collected from such Grantee. In order to assist a Grantee in paying all federal and state taxes to be withheld or collected upon exercise of a Stock Right which does not qualify as an ISO hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the Grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such Stock Right with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such Stock Right with a fair market value, determined in accordance with Section 5, equal to such taxes.

(b) The Committee shall have the authority, at the time of grant of a Stock Right under the Plan or at any time thereafter, to approve tax bonuses (gross-up) to senior employees of the Company who are Grantees, to be paid upon their exercise of Stock Rights granted hereunder. The Committee shall determine the amount of any such payment. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

18. Effective Date and Termination of Plan

(a) This Plan was adopted by the Board of Directors by unanimous action in writing, effective as of September 1, 2001, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the shareholders of the Company at the Next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to October 30, 2002, any grants of ISOs under the Plan made prior to that date shall be rescinded.

(b) Unless the Plan shall have been discontinued as provided in Section
14 hereof, the Plan shall terminate at 5:00 PM (New York Time) on January 1, 2011. No Stock Right may be granted after such termination, but termination of the Plan shall not, without the consent of Grantee, alter or impair any rights or obligations under any Stock Right theretofore granted.

19. Governing Law

	The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware.